UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 23, 2010

GENERAL MOTORS COMPANY

(Exact Name of Company as Specified in its Charter)

333-160471	DELAWARE	27-0756180
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of Principal Executive Offices)		(Zip Code)

(313) 556-5000

(Company’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

As previously reported on Form 8-K filed February 25, 2010, Stephen J. Girsky was hired as Vice Chairman, Corporate Strategy and Business Development of General Motors Company (“GM” or the “Company) effective March 1, 2010. Mr. Girsky is a member of the Company’s Board of Directors. On March 1, 2010 the Company and Mr. Girsky finalized his compensation arrangements, and is amending its February 25, 2010 Form 8-K to provide information about those arrangements.

Mr. Girsky’s annual cash base salary is $500,000, and he will participate in the benefit plans currently available to executive officers as described on Form 8-K, filed August 7, 2009, and as set forth as exhibits to various periodic filings by the Company. Mr. Girsky will receive the remaining 90% of his total annual compensation in the form of equity, including salary stock, awarded pursuant to the provisions of the Salary Stock Plan, in the amount of $3,000,000, which will be delivered ratably over three years beginning in 2012, and TARP compliant restricted stock units valued at $1,500,000, under the Company’s Long-Term Incentive Plan. Mr. Girsky will continue as a GM Director, but will not receive additional compensation for his service on the Company’s Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2010, the Board of Directors of GM amended sections 2.4 and 2.6 of the Company’s Bylaws regarding special meetings and the election of chairman, all effective immediately.

Section 2.4 has been amended to permit the lead director, if appointed, to call special meetings of the Board.

Section 2.6 has been amended to: (a) permit the Board to elect an independent or a non-independent director as Chairman in its discretion; (b) provide for the Board to designate an independent lead director in the event the Chairman is not considered “Independent”; and (c) permit the lead director to preside at Board meetings in the absence of the Chairman

At the same meeting, the GM Board has designated Patricia F. Russo, a member of the GM Board since July 2009, as lead independent director, effective immediately.

A complete copy of sections 2.4 and 2.6 of the Bylaws, as amended, is provided as an Exhibit 3.1 to this Form 8-K.

ITEM 8.01	Other Events

On February 23, 2010, General Motors Company (GM) issued a news release announcing the sale of Saab Automotive AB to Spyker Cars N.V. The release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

Number	Description
3.1	Amended and restated sections 2.4 and 2.6 of the Company’s Bylaws
99.1	News release dated, February 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Company)

Date: March 5, 2010	By:	/s/ Nick S. Cyprus
Nick S. Cyprus
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

Exhibit 3.1	Amended and restated sections 2.4 and 2.6 of the Company’s Bylaws	Attached as Exhibit
Exhibit 99.1	News release dated February 23, 2010	Attached as Exhibit